SUPPLEMENT
DATED SEPTEMBER 13, 2011
TO SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION ("SAI")

VIKING MUTUAL FUNDS

Viking Small-Cap Value Fund
Summary Prospectus dated May 5, 2011
Prospectus and SAI dated April 30, 2011

This Supplement is being provided to notify you that on September 7, 2011, Viking Fund Management, LLC ("Viking Management") the investment adviser to the Viking Small-Cap Value Fund ("SCV Fund") received from Fox Asset Management LLC ("Fox"), the sub-adviser for the "SCV Fund", a written notice (the "Letter") for termination of the investment sub-advisory agreement that Fox has with respect to the SCV Fund. The termination will become effective 120 days from the date of the Letter.

Once the termination of Fox is effective, Viking Management will continue to serve as investment adviser and an investment team of Viking Management will assume the daily portfolio management of the SCV Fund.

The portfolio management team (the "team") to be jointly and primarily responsible for the day-to-day management of the SCV Fund will consist of Monte Avery, Shannon Radke, and Robert Walstad, whose combined industry experience totals 89 years. The team is also responsible for managing the Williston Basin/Mid-North America Stock Fund and Integrity Growth & Income Fund, which are other funds in the Integrity Viking Funds fund family. Mr. Avery started in the securities business in 1981 and joined Integrity Mutual Funds, Inc. in 1995. He has served as a portfolio manager to various funds currently advised by Viking Management and previously advised by Integrity Money Management, Inc. for 15 years. Mr. Radke has been engaged in the securities business since 1988. He is president of Viking Management and founder of Viking Mutual Funds, and has been a portfolio manager to various funds advised by Viking Management for 11 years. Mr. Walstad has been engaged in the securities business since 1972. He is chairman of the board of The Integrity Funds, founder of Integrity Mutual Funds, Inc. and has over 15 years of experience in oversight of portfolio management. He was the president of Integrity Money Management, Inc. from 1988 to 2007, and provided general direction and supervision in connection with the management of several funds in the Integrity Fund Family.

In addition, the last sentence of the legend of the first page of the SCV Fund's Summary Prospectus is deleted and replaced with the following:

The Fund's prospectus and statement of additional information, both dated April 30, 2011, as supplemented on September 13, 2011 (and as they may be further supplemented), are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

The information set forth in the Summary Prospectus, Prospectus and SAI is superseded, to the extent applicable, by the information contained in this Supplement.